CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in the Post-Effective Amendment Number 74 to the Registration Statement (Form N-1A, No. 2-52242) of Touchstone Investment Trust and to the use of our report on Touchstone Series Trust dated February 16, 2000, incorporated therein.

                                                      Ernst & Young LLP
                                                      /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
April 27, 2000